JAVELIN Mortgage Investment Corp. JMP Securities Client Presentation December 12, 2013 THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED AND IS OF 12/10/2013 AND INCLUDES MANAGEMENT’S ASSUMPTION OF THE ESTIMATED IMPACT OF ALL FORWARD SETTLING TRADES THROUGH 12/17/2013. THE ACTUAL BALANCE SHEET AS OF 12/17/2013 MAY DIFFER.

PLEASE READ: Important Regulatory and Yield Risk Disclosures Certain statements made in this presentation regarding JAVELIN Mortgage Investment Corporation (“JAVELIN” or the “Company”), and any other statements regarding JAVELIN’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for JAVELIN’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. JAVELIN assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of JAVELIN. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED AND IS OF 12/10/2013 AND INCLUDES MANAGEMENT’S ASSUMPTION OF THE ESTIMATED IMPACT OF ALL FORWARD SETTLING TRADES THROUGH 12/17/2013. THE ACTUAL BALANCE SHEET AS OF 12/17/2013 MAY DIFFER. 2

JAVELIN Capitalization, Dividend Policy, Transparency and Manager • Portfolio and liability details are updated monthly at www.javelinreit.com. • Agency premium amortization is expensed monthly as it occurs. • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman. Transparency and Governance 3 JAVELIN REIT Manager • JAVELIN is externally managed by ARMOUR Residential Management LLC. Common Stock Dividend Policy and Taxable REIT Income Market Capitalization • 12,987,739 shares of common stock outstanding (NYSE: “JMI”). • Market capitalization of $166.1 million. • JAVELIN pays common stock dividends monthly. • Dividends are announced based on estimates of future taxable REIT income. • The Q4 2013 dividend rate is $0.15 per month. Q4 2013 Oct Nov Dec Record Date 15th 15th 16th Payment Date 28th 27th 27th Estimates assume impact of all trades through 12/10/2013 which settle through 12/17/2013.

JAVELIN Balance Sheet Targets JAVELIN invests in Agency and Non-Agency mortgage securities. Balance sheet target of 1.5 or less. • 5.86 gross asset duration of Agency and non-Agency securities. • -4.55 hedge duration. • -0.24 net balance sheet duration after the effect of derivatives. Hedge a minimum of 40% of fixed rate assets and funding rate risk. • $1,551.3 million in notional amounts of derivatives. • 141.4% of Agency and non-Agency assets hedged with derivatives. • 157.1% of repurchase agreements hedged with derivatives. Hold 40% of unlevered equity in cash between prepayment periods. • $82.7 million in total liquidity. • $62.1 million in true cash. • $8.8 million in unlevered securities. • $11.8 million in short term Agency P&I. Long term debt to equity target of 7.5x. • $1.0 billion in net REPO borrowings. • 5.0x Q3 2013 shareholders’ equity. 4 Assets Duration Hedging Liquidity Leverage Estimates as of 12/10/2013 assuming impact of all forward settling trades through 12/17/2013.

JAVELIN Investment Equity Allocation 5 Equity allocation is based on market value of unlevered securities plus haircut on repurchase agreements. Allocation does not include equity invested in cash and hedges. Estimates as of 12/10/2013 assuming impact of all forward settling trades through 12/17/2013.

JAVELIN Agency & Non-Agency Portfolio Duration 6 Estimates as of 12/10/2013 assuming impact of all forward settling trades through 12/17/2013. Some totals may not foot due to rounding. Fixed Rates Maturing Between 121 and 180 Months 28.5$ 106.0% 103.1% 3.00/3.47 4.19 Fixed Rates aturing Between 181 and 240 onths 29.2$ 106.2% 100.0% 3.08/3.51 5.67 Fixed Rates Maturing Between 241 and 300 Months 53.5$ 106.6% 99.3% 3.37/3.83 6.47 Fixed Rates aturing Between 301 and 360 onths 699.2$ 105.4% 100.7% 3.53/3.99 7.06 Total or Weighted Average 810.4$ 105.5% 100.7% 3.48/3.95 6.87 Agency Asset Class Weighted Average Purchase Price Weighted Average Net/Gross Coupon Estimated Effective Duration Using Current Values Weighted Average Current Market Price Current Value (millions) Legacy Prim Fixed 35.8 90 6 87 2 5.99/5.78 0.30 Legacy Prime Hybrid 7.7 7 .8 81.9 3.39/3.82 0.00 Legacy Alt-A Fixed 91.8$ 80.8 79.8 5.91/5.62 0.15 Legacy Alt-A Hybrid 9.1$ 77.6% 81.5% 2.59/2.85 0.00 New Issue Prime Fixed 130.5$ 94.9% 91.6% 3.16/3.81 6.45 New Issue Prime Floater 2.1$ 100.0% 106.2% 5.42/3.85 0.00 Total or Weighted Average 287.0$ 88.2% 86.5% 4.40/4.61 3.02 Estimated Effective Duration Using Current Values Weight d Average Purchase Price Weighted Average Current Market Price Weighted Average Net/Gross Coupon Non-Agency Securities Current Value (millions)

JAVELIN Balance Sheet Hedge Metrics 7 Estimates as of 12/10/2013 assuming impact of all forward settling trades through 12/17/2013. Some totals may not foot due to rounding. Agency Assets 810.4$ 6.87 Non-Agency New Issue Assets 132.6$ 6.34 Non-Agency Legacy Assets 154.4$ 0.16 Interest Rate Swaps 801.3$ -7.37 Interest Rate Swaptions 750.0$ -1.53 Net Balance Sheet Duration -0.24 Duration Effect on Balance Sheet Estimated Balance Sheet Duration Amount (millions) Agency & Non-Agency Assets 1,097.4$ 141.4% Net Agency & Non-Agency Repo Balance 987.2$ 157.1% Amount (millions) % Hedged

JAVELIN Agency Portfolio Constant Prepayment Rates (“CPR”) 8 JAVELIN expenses premium amortization monthly as it occurs. Constant Prepayment Rate (“CPR”) is the annualized equivalent of single monthly mortality (“SMM”). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

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